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 T. ROWE PRICE
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Global Technology Fund, Inc.

 Supplement to prospectus dated August 31, 2000
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 The fund will begin operations on October 2, 2000. However, it will accept purchase and exchange orders during a subscription period from September 1, 2000 to September 29, 2000. During this period, you may submit a purchase request by:

 . Check. Fill out the New Account Form and follow the "Opening a New Account" instructions on page 25 of the prospectus. Subscriptions received by September 29 will be initially invested in the T. Rowe Price Prime Reserve Fund, a money market fund. On September 29, 2000, your original investment plus any dividends earned will be automatically exchanged into the Global Technology Fund at a price of $10 per share.

  . Exchange. Call Shareholder Services to place your exchange order. Your investment will remain in your existing fund until September 29, 2000, at which time your exchange will be automatically made into the Global Technology Fund at a price of $10 per share. Remember that the value of your existing fund may fluctuate between the time you place your order and the exchange date.

  . You may also purchase shares of the fund on or after October 2, 2000, via exchange or any of the methods outlined in the prospectus.
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 The date of this supplement is August 31, 2000.
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 F132-041 08/31/00